UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 01, 2013

Bohai Pharmaceuticals Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53401	98-0697405
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o Yantai Bohai Pharmaceuticals Group Co. Ltd.

No. 9 Daxin Road, Zhifu District

Yantai, Shandong Province, China 264000

(Address of principal executive offices)

Registrant’s telephone number, including area code: +86(535)-685-7928

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 03, 2013, Ning Tang notified the Company of his resignation as the Company’s Vice President – Production, effective July 01, 2013.  Mr. Tang’s resignation was for personal reasons not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 2, 2013	Bohai Pharmaceuticals Group, Inc.

	By:	/s/ Hong Wei Qu
Name: Hong Wei Qu
Title: Chief Executive Officer